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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                FEBRUARY 10, 2005

                          ----------------------------

                           MARINE JET TECHNOLOGY CORP.
               (Exact name of registrant as specified in charter)


                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


             000-33297                                88-0450923
     (Commission File Number)              (IRS Employer Identification No.)

                            936A BEACHLAND BOULEVARD,
                                    SUITE 13
                              VERO BEACH, FL 32963
                   (Address of Principal Executive Offices and
                                   zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                               4805 158TH COURT NE
                            REDMOND, WASHINGTON 98052
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future  results,  performance  or  achievements  expressed  or  implied  by  any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (A) On February 10, 2005, Marine Jet Technology Corp. (the "Company") ended the engagement of Chavez and Koch CPA's as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

      The report of Chavez and Koch CPA's on the Company's financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion. However, the report did reference uncertainty about the Company's ability to continue as a going concern. During the Company's fiscal years ended December 31, 2003 and 2002 and the subsequent interim periods preceding the termination, there were no disagreements with Chavez and Koch CPA's on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Chavez and Koch CPA's, would have caused Chavez and Koch CPA's to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods..

      The Company requested that Chavez and Koch CPA's furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the Company's statements in this Item 4.01(a). A copy of the letter furnished by Chavez and Koch CPA's in response to that request, dated February 10, 2005, is filed as Exhibit 16.1 to this Form 8-K.

      (B) On February 10, 2005, De Joya & Company was engaged as the Company's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of De Joya & Company, the
Company has not consulted with De Joya & Company regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of business acquired. None.

      (b) Pro forma financial information. None

      (c) Exhibits.



      Exhibit Number     Description
      --------------     -----------
        16.1             Letter  from  Chavez and Koch CPA's dated  February 10,
                         2005 regarding change in certifying accountant.




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MARINE JET TECHNOLOGY CORP.
                                   (Registrant)


Date:  February 15, 2005           By: /s/ Kevin R. Keating
                                       --------------------
                                       Kevin R. Keating, President and Secretary

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                                  EXHIBIT INDEX

      Exhibit Number     Description
      --------------     -----------
        16.1             Letter  from   Chavez and Koch CPA's dated February 10,
                         2005 regarding change in certifying accountant.